CLAYMORE EXCHANGE-TRADED FUND TRUST 2

Guggenheim China Small Cap ETF

Supplement to the currently effective Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”) for the above listed Fund:

The “Non-Diversified Fund Risk” section in the Summary Prospectus and Prospectus is hereby deleted.

The sixth sentence in the first paragraph in the “General Description of the Trust and the Funds” section of the SAI is hereby replaced with the following sentences:

HAO is currently classified as a “diversified” fund under the 1940 Act.  Each of ENY, TAO, FRN, HGI, SEA, CUT and RMB are classified as “non-diversified” and, as such, such Funds’ investments are not required to meet certain diversification requirements under the 1940 Act (1).

Footnote No.1 in the “General Description of the Trust and the Funds” section of the SAI is hereby replaced with the following sentences:

(1)
Currently, under the 1940 Act, for a Fund to be classified as a diversified investment company, at least 75% of the value of the Fund’s total assets must be represented by cash and cash items (including receivables), government securities, securities of other investment companies, and securities of other issuers, which for the purposes of this calculation are limited in respect of any one issuer to an amount (valued at the time of investment) not greater in value than 5% of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.  With respect to each Fund, if a Fund’s investments are “diversified” under the 1940 Act for a period of three years, the Fund will then be considered “diversified” and will not be able to convert to a non-diversified fund without the approval of shareholders.

Claymore Exchange-Traded Fund Trust 2
2455 Corporate West Drive
Lisle, Illinois 60532

Please Retain This Supplement for Future Reference

January 8, 2013	BSHAO-SUP